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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K




                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported): April 1, 2002 (April 1, 2002)





                                  GLIATECH INC.
             (Exact Name of Registrant as Specified in Its Charter)







         Delaware                      0-20096                   34-1587242
(State or Other Jurisdiction   (Commission File Numbers)      (I.R.S. Employer
     of Incorporation)                                      Identification Nos.)



23420 Commerce Park Road, Cleveland, Ohio                           44122
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's Telephone Number, Including Area Code: (216) 831-3200




--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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Item 5.   OTHER EVENTS.


               On April 1, 2002, Gliatech Inc., a Delaware corporation, issued a press release announcing, among other things, a proposed financing transaction. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


          (a)    Financial Statements of Business Acquired. Not applicable.


          (b)    Pro Forma Financial Information. Not applicable.


          (c)    Exhibits.


          99.1 Press Release of Gliatech Inc., dated April 1, 2002, announcing, among other things, a proposed financing transaction.











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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  GLIATECH INC.



                                  /s/ Thomas F. Barnish
                                  --------------------------------------------
                                  By:    Thomas F. Barnish
                                  Title: Vice President and
                                         Chief Financial Officer



Date:  April 1, 2002




















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                                  EXHIBIT INDEX





Exhibit No.    Description
-----------    -----------

99.1 Press Release of Gliatech Inc., dated April 1, 2002, announcing, among other things, a proposed financing transaction.